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                          INDEPENDENT AUDITORS CONSENT

                  We consent to the use of our report dated January 29, 1999 in this Registration Statement of Global Security Technologies, Inc. on Form S-4, and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement

                                                    /s/ Spear Safer Harmon & Co.
                                                    ----------------------------
                                                    Spear Safer Harmon & Co.
                                                    Miami, Florida
                                                    June 24, 1999